ASR INVESTMENTS CORPORATION
                            First Amendment to Bylaws
                          Dated as of September 2, 1993

     This First Amendment to the Bylaws of ASR Investments Corporation (the "Company") was approved by the stockholders of the Company at the annual meeting of stockholders held on September 2, 1993.

               The Bylaws of the Company are amended as follows:

     FIRST: Section 3.01 is hereby amended by adding the following sentence to the end of the Section:

               The Board of Directors shall have full power to approve the issuance of equity securities of the Company of its subsidiaries in exchange for real estate and other assets.

     SECOND: Section 3.13 is hereby amended by deleting subparagraphs (ii), (vi) and (viii).

     IN WITNESS WHEREOF, the Company has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Executive Vice President all as of September 2, 1993.

ASR INVESTMENTS CORPORATION                      WITNESS:


By: /s/ Jon A. Grove                             By: /s/ Joseph Chan
    ----------------                                 ------------------------
    Jon A. Grove                                     Joseph Chan
    President                                        Executive Vice President